UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 1, 2010

Alaska Communications Systems Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-28167	52-2126573
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

600 Telephone Avenue, Anchorage, Alaska		99503-6091
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(907) 297-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 1, 2010, Alaska Communications Systems Group, Inc. (the "Company") issued a press release announcing that its Board of Directors had approved a Chief Executive Officer succession plan. A copy of the press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.

In connection with this succession plan, on December 1, 2010, President and Chief Executive Officer Liane Pelletier provided the Company’s Board of Directors a letter of amendment to her employment agreement. This amendment provides for her role to change, effective February 1, 2011, from President and Chief Executive Officer to a transition officer. She will retain her role as Chairman of the Board of Directors. All other material provisions of Ms. Pelletier’s employment agreement will continue until April 1, 2011, at which time she will terminate her employment. A copy of the amendment to Ms. Pelletier's employment agreement is attached as Exhibit 10.1 to this report and incorporated herein by reference. The Board of Directors also approved the appointment of Anand Vadapalli as President and Chief Executive Officer, effective February 1, 2011. Mr. Vadapalli will also join the Company's Board of Directors on February 1, 2011.

Mr. Vadapalli, 45, has served as Executive Vice President and our Chief Operations Officer since October 2009. Mr. Vadapalli previously served as the Company’s Executive Vice President of Operations and Technology from December 2008 to October 2009. From 2006 to 2008, he was the Company’s Senior Vice President, Network and Information Technology. Prior to joining us, Mr. Vadapalli had most recently served as Vice President of Information Technology at Valor Telecom since February 2004. Prior to Valor, from January 2003 to February 2004, he served as Executive Vice President and CIO at Network Telephone Corporation, and from January 1996 through January 2003 at various positions at Broadwing / Cincinnati Bell, most recently as Vice President, Information Technology. Mr. Vadapalli holds a B.E. in Mechanical Engineering from Osmania University in Hyderabad, India as well as a P.G.D.M. from the Indian Institute of Management in Calcutta, India. He currently serves as a member of the Board of the Anchorage Economic Development Corporation.

The Company is in the process of negotiating a new employment agreement with Mr. Vadapalli with respect to his new role, which it plans to have in place prior to his assuming the role of Chief Executive Officer on February 1, 2011.

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits

10.1 Letter of Amendment to Employment Agreement for Liane Pelletier
99.1 Press Release of the Company, dated December 1, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alaska Communications Systems Group, Inc.

December 3, 2010	By:	/s/ Leonard A. Steinberg

Name: Leonard A. Steinberg
Title: Corporate Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Letter of Amendment to Employment Agreement for Liane Pelletier
99.1	Press Release of the Company, dated December 1, 2010